Principal Funds
711 High Street, Des Moines, IA 50392
515 247 5111 tel
www.principal.com

May 20, 2020

Management has developed a plan to remediate the material weakness. Greater coordination of communication of information relevant to the valuation of private funds has been stressed for the Advisor’s portfolio management team. In conjunction with such coordination, the Advisor’s pricing group (responsible for monitoring the daily pricing process for all securities of the Registrant) has taken steps to help ensure that the Advisor’s financial reporting team (the group responsible for the preparation of the Registrant’s financial statements and reports) receive notification of each preliminary and final reported net asset value of a private fund in order to assess the impact of any change to financial statements and other regulatory filings. The pricing group is also enhancing reporting to the Registrant’s valuation committee through establishment of reporting thresholds for net asset value variances of a private fund and provision of summaries of any variances to the valuation committee for review. In addition, the pricing group will undertake to confirm unchanged net asset values with the portfolio management team on a periodic basis. The Registrant’s pricing group will also undertake to accelerate the review by a pricing consultant at annual and semi-annual period ends. This accelerated review will require the portfolio managers promptly to complete quarterly due diligence assessments.